SEPARATE ACCOUNT I

FSA-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Equitable Financial Life Insurance Company and the Contractowners of Separate Account I

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of EQ/Common Stock Index, EQ/Core Plus Bond, EQ/Intermediate Government Bond, EQ/Moderate Allocation, EQ/Money Market, and Multimanager Aggressive Equity of Separate Account I as of December 31, 2025, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of EQ/Common Stock Index, EQ/Core Plus Bond, EQ/Intermediate Government Bond, EQ/Moderate Allocation, EQ/Money Market, and Multimanager Aggressive Equity of Separate Account I as of December 31, 2025, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Equitable Financial Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the variable investment options of Separate Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the variable investment options of Separate Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 9, 2026

We have served as the auditor of one or more of the variable investment options of Separate Account I since 1993.

FSA-2

SEPARATE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2025

	EQ/COMMON STOCK INDEX*	EQ/CORE PLUS BOND*	EQ/INTERMEDIATE GOVERNMENT BOND*	EQ/MODERATE ALLOCATION*	EQ/MONEY MARKET*	MULTIMANAGER AGGRESSIVE EQUITY*
Assets:
Investments in shares of the Portfolios, at fair value	$803,083,434	$3,422,065	$1,546,864	$27,389,010	$25,434,002	$39,199,557
Receivable for shares of the Portfolios sold	—	47	20	—	—	34,945
Receivable for policy-related transactions	—	—	—	—	61,053	—

Total assets	803,083,434	3,422,112	1,546,884	27,389,010	25,495,055	39,234,502

Liabilities:
Payable for shares of the Portfolios purchased	97,990	—	—	1,034	453	—
Payable for policy-related transactions	4,504,885	2,993	9,285	195,787	—	66,311
Payable to Equitable Financial for policy reserves	11,966,129	28,633	45,805	413,160	—	246,897

Total liabilities	16,569,004	31,626	55,090	609,981	453	313,208

Net Assets	$786,514,430	$3,390,486	$1,491,794	$26,779,029	$25,494,602	$38,921,294

Net Assets:
Accumulation nonunitized	$780,375,414	$3,365,258	$1,450,943	$26,084,388	$25,494,602	$38,860,749
Retained by Equitable Financial in Separate Account I	6,139,016	25,228	40,851	694,641	—	60,545

Total Net Assets	$786,514,430	$3,390,486	$1,491,794	$26,779,029	$25,494,602	$38,921,294

Investments in shares of the Portfolios, at cost	$440,967,573	$3,935,874	$1,531,020	$29,595,865	$25,450,278	$31,496,192

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust, an affiliate of Equitable Financial.

FSA-3

SEPARATE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2025

The following table provides the Portfolio shares held by the Variable Investment Options of the Account:

	Share Class**	Portfolio Shares Held (000’s)
EQ/COMMON STOCK INDEX	CLASS IA	15,084

EQ/CORE PLUS BOND	CLASS IA	1,006

EQ/INTERMEDIATE GOVERNMENT BOND	CLASS IA	159

EQ/MODERATE ALLOCATION	CLASS IA	2,230

EQ/MONEY MARKET	CLASS IA	25,434

MULTIMANAGER AGGRESSIVE EQUITY	CLASS IA	523

The accompanying notes are an integral part of these financial statements.

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 6 of these financial statements.

FSA-4

SEPARATE ACCOUNT I

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2025

	EQ/COMMON STOCK INDEX*	EQ/CORE PLUS BOND*	EQ/INTERMEDIATE GOVERNMENT BOND*	EQ/MODERATE ALLOCATION*	EQ/MONEY MARKET*	MULTIMANAGER AGGRESSIVE EQUITY*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$4,669,651	$174,038	$52,094	$639,050	$866,865	$84,239
Expenses:
Asset-based charges	3,811,779	17,569	11,549	139,347	120,890	188,985
Less: Reduction for expense limitation	(440,671)	—	—	—	—	—

Net Expenses	3,371,108	17,569	11,549	139,347	120,890	188,985

Net Investment Income (Loss)	1,298,543	156,469	40,545	499,703	745,975	(104,746)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	30,552,582	(86,220)	(38,239)	(362,796)	(142)	1,460,550
Net realized gain distribution from the Portfolios	55,545,257	—	—	1,562,082	121	6,302,560

Net realized gain (loss)	86,097,839	(86,220)	(38,239)	1,199,286	(21)	7,763,110

Net change in unrealized appreciation (depreciation) of investments	25,893,240	195,399	114,053	856,545	(17,755)	(2,126,514)

Net Realized and Unrealized Gain (Loss) on Investments	111,991,079	109,179	75,814	2,055,831	(17,776)	5,636,596

Net Increase (Decrease) in Net Assets Resulting from Operations	$113,289,622	$265,648	$116,359	$2,555,534	$728,199	$5,531,850

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust, an affiliate of Equitable Financial.

FSA-5

SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	EQ/COMMON STOCK INDEX*		EQ/CORE PLUS BOND*		EQ/INTERMEDIATE GOVERNMENT BOND*
	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$1,298,543	$2,217,629	$156,469	$154,613	$40,545	$51,896
Net realized gain (loss)	86,097,839	73,830,369	(86,220)	(84,862)	(38,239)	(56,016)
Net change in unrealized appreciation (depreciation) of investments	25,893,240	67,095,966	195,399	(108,148)	114,053	40,658

Net increase (decrease) in net assets resulting from operations	113,289,622	143,143,964	265,648	(38,397)	116,359	36,538

From Contractowners Transactions:
Payments received from contractowners	3,149,273	3,782,150	53,410	67,227	35,238	41,481
Transfers between Variable Investment Options	3,651,316	5,011,844	183,955	58,625	161,782	328,141
Redemptions for contract benefits and terminations	(50,084,092)	(41,597,247)	(128,767)	(356,909)	(566,247)	170,761
Contract maintenance charges	(18,089,390)	(14,212,793)	(52,613)	(111,383)	(46,081)	(470,681)
Re-allocation for expense limitation	2,732,639	2,591,934	23,779	23,860	8,548	7,621

Net increase (decrease) in net assets resulting from contractowners transactions	(58,640,254)	(44,424,112)	79,764	(318,580)	(406,760)	(9,996)

Net increase (decrease) in amount retained by Equitable Financial in Separate Account I	3,162,985	(502,853)	202	22,412	10,760	77,323

Net Increase (Decrease) in Net Assets	57,812,353	98,216,999	345,614	(334,565)	(279,641)	103,865

Net Assets — Beginning of Year	728,702,077	630,485,078	3,044,872	3,379,437	1,771,435	1,667,570

Net Assets — End of Year	$786,514,430	$728,702,077	$3,390,486	$3,044,872	$1,491,794	$1,771,435

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust, an affiliate of Equitable Financial.

FSA-6

SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	EQ/MODERATE ALLOCATION*		EQ/MONEY MARKET*		MULTIMANAGER AGGRESSIVE EQUITY*
	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$499,703	$590,295	$745,975	$1,064,295	$(104,746)	$(32,126)
Net realized gain (loss)	1,199,286	890,151	(21)	7,321	7,763,110	5,827,472
Net change in unrealized appreciation (depreciation) of investments	856,545	487,004	(17,755)	(1,921)	(2,126,514)	3,233,013

Net increase (decrease) in net assets resulting from operations	2,555,534	1,967,450	728,199	1,069,695	5,531,850	9,028,359

From Contractowners Transactions:
Payments received from contractowners	329,177	1,021,024	639,983	695,075	223,504	273,175
Transfers between Variable Investment Options	742,347	519,625	1,200,323	2,393,509	800,660	554,641
Redemptions for contract benefits and terminations	(3,329,998)	(1,620,942)	(1,784,216)	(3,802,584)	(3,906,684)	(2,086,485)
Contract maintenance charges	(661,879)	(1,707,878)	(82,046)	(767,952)	(613,021)	(881,675)
Re-allocation for expense limitation	227,868	225,591	966,975	113,060	267,615	249,222

Net increase (decrease) in net assets resulting from contractowners transactions	(2,692,485)	(1,562,580)	941,019	(1,368,892)	(3,227,926)	(1,891,122)

Net increase (decrease) in amount retained by Equitable Financial in Separate Account I	20,852	656,366	(17)	3,939	98,510	(168,404)

Net Increase (Decrease) in Net Assets	(116,099)	1,061,236	1,669,201	(295,258)	2,402,434	6,968,833

Net Assets — Beginning of Year	26,895,128	25,833,892	23,825,401	24,120,659	36,518,860	29,550,027

Net Assets — End of Year	$26,779,029	$26,895,128	$25,494,602	$23,825,401	$38,921,294	$36,518,860

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust, an affiliate of Equitable Financial.

FSA-7

SEPARATE ACCOUNT I

Notes to Financial Statements

December 31, 2025

1.	Organization

Separate Account I (“the Account”) was established by Equitable Financial Life Insurance Company (“Equitable Financial”) and is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”). The Account follows the investment company and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The Account has Variable Investment Options, each of which invests in shares of mutual funds of EQ Advisors Trust (“EQAT” or the “Trust”). EQAT is an open-ended investment management company that sells shares of a portfolio (“Portfolio”) of a mutual fund to separate accounts of insurance companies. Each Portfolio of EQAT has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

The Account consists of the Variable Investment Options listed below. The Account presents, for each of these Variable Investment Options, a Statement of Assets and Liabilities as of December 31, 2025, a Statement of Operations for the year ended December 31, 2025, and a Statement of Changes in Net Assets for the years ended December 31, 2025 and 2024:

EQ Advisors Trust*

•	EQ/Common Stock Index
•	EQ/Core Plus Bond
•	EQ/Intermediate Government Bond
•	EQ/Moderate Allocation
•	EQ/Money Market
•	Multimanager Aggressive Equity

*	An affiliate of Equitable Financial providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 6 of these financial statements.

The Account is used to fund benefits for variable life policies issued by Equitable Financial including SP-1, single premium variable life insurance policies; Champion, scheduled premium variable whole life insurance policies; Basic Policy, level face amount variable life insurance policies; and Expanded Policy, increasing face amount variable life policies (collectively, the “Contracts”). All Contracts are issued by Equitable Financial.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Equitable Financial’s other assets and liabilities. All Contracts are issued by Equitable Financial. The assets of the Account are the property of Equitable Financial. However, the portion of the Account’s assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Financial may conduct.

The amount retained by Equitable Financial in the Account arises primarily from (1) contributions from Equitable Financial, and (2) that portion, determined ratably, of the Account’s investment results applicable to those assets in the Account in excess of the net assets attributable to the Contracts. Amounts retained by Equitable Financial are not subject to charges for mortality and expense risks. Amounts retained by Equitable Financial in the Account may be transferred at any time by Equitable Financial to its General Account (“General Account”).

Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trust, which are distributed by Equitable Financial to the Contractowners of the Variable Investment Options of the Account.

In the normal course of business, Equitable Financial may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

FSA-8

SEPARATE ACCOUNT I

Notes to Financial Statements (Continued)

December 31, 2025

2.	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments:

Investments are made in shares of the Portfolios and the fair values of investments are the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the fair value of the underlying assets of the Portfolio less liabilities.

Investment Transactions and Investment Income:

Investment transactions are recorded on the trade date. Dividend income and net realized gain distributions from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Net realized gain (loss) on investments are gains and losses on redemptions of investments in the Portfolios (determined on the identified cost basis).

Due to and Due from:

Receivable/payable for policy-related transactions represent amounts due to/from Equitable Financial’s General Account primarily related to premiums, surrenders, death benefits, withdrawals by Equitable Financial and amounts transferred among the various Portfolios by Contractowners. Payables for withdrawals by Equitable Financial continue to earn the return of the investment option until paid. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades. Payable to Equitable Financial for policy reserves are reserves maintained within Separate Account I for tabular cost insurance and to pay the estimated claims in excess of contractowner accounts of Separate Account I. Amounts within payable to Equitable Financial for policy reserves are funded by contract maintenance charges to policy holders. Differences between the estimated policy reserves and the actual contract maintenance charges are funded through the amount retained by Equitable Financial.

Accumulation Nonunitized:

Accumulation nonunitized represents a product offered, based upon a dollar amount (starting at $1) and the Contractowner account changes with the investment activity of the Variable Investment Option the Contract is invested in, net of contract charges.

Contract Payments and Transfers:

Payments received from Contractowners represent participant contributions under the Contracts and are reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options.

Transfers between Variable Investment Options, net, are amounts that participants have directed to be moved among Portfolios. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. Equitable Financial is required by state insurance laws to set aside additional assets in Equitable Financial’s General Account to provide for the unearned portion of monthly charges for mortality costs and other policy benefits. Equitable Financial’s General Account is subject to creditor rights.

Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if any, are included in Redemptions for contract benefits and terminations to the extent that such charges apply to the Contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such apply to the Contracts.

FSA-9

SEPARATE ACCOUNT I

Notes to Financial Statements (Continued)

December 31, 2025

2.	Significant Accounting Policies (Concluded)

Income Taxes:

The operations of the Account are included in the federal income tax return of Equitable Financial which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Financial is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, Equitable Financial retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3.	Fair Value Disclosures

Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 — Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between level 1, level 2 and level 3 during the year.

4.	Segment Reporting

Equitable Financial has identified its President and the President of Equitable Investment Management Group, LLC (“EIMG”) as the Chief Operating Decision Makers (“CODM”) assessing performance and making decisions about resource allocation for the Separate Account. The Separate Account is comprised of multiple subaccounts; each subaccount represents a variable investment option. As an investment company, the Separate Account engages in a single line of business, which typically involves managing funds that are segregated from the general assets of the Separate Account’s parent company. The Separate Account is used for products such as variable annuities and life insurance policies, where contractholders can choose from various investment options across different asset classes, which allow contractholders to diversify their portfolios according to their risk tolerance and investment goals.

The CODM determined that each variable investment option makes up one operating segment of the Separate Account. The Separate Account’s variable investment options are pre-determined in accordance with the terms of the prospectus. The financial information provided and reviewed by the CODM is consistent with those presented within the Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights.

FSA-10

SEPARATE ACCOUNT I

Notes to Financial Statements (Continued)

December 31, 2025

5.	Purchases and Sales of Portfolios

The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2025 were as follows:

	Purchases	Sales
EQ/Common Stock Index	$65,206,957	$63,873,146
EQ/Core Plus Bond	508,922	521,470
EQ/Intermediate Government Bond	270,860	1,237,721
EQ/Moderate Allocation	3,328,698	3,941,624
EQ/Money Market	3,643,805	2,103,265
Multimanager Aggressive Equity	7,910,099	5,532,913

6.	Expenses and Related Party Transactions

The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trust. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. EQAT issues Class IA, Class IB and Class K shares. All share classes issued by EQAT are subject to fees for investment management, administration and other Portfolio expenses. Class IA and Class IB are also subject to distribution fees imposed under distribution plans (“Distribution Plans”) and adopted by EQAT in the manner prescribed under Rule 12b-1 under the 1940 Act. The Distribution Plans provide that EQAT, on behalf of each related Portfolio, may charge a maximum annual distribution fee (“12b-1 fee”) of 0.25% of the average daily net assets of a Portfolio attributable to its Class IA and Class IB shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Options invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

EQAT, on behalf of each Portfolio, has entered into distribution agreements with Equitable Distributors, LLC (“Equitable Distributors”), an indirect wholly-owned subsidiary of Equitable Financial and an affiliate of EIMG. The Distribution Plans provide that Equitable Distributors will be entitled to receive a maximum 12b-1 fee as described above.

EIMG, a wholly-owned subsidiary of Equitable Financial, serves as investment adviser of the Portfolios of EQAT. EIMG either (1) directly manages the Portfolios or (2) contracts with and oversees the activities of the investment sub-advisers with respect to the Portfolios. EIMG receives management fees for services performed in its capacity as investment adviser of the Portfolios of EQAT, and pays fees to the sub-advisers for sub-advisory services to the respective Portfolios. Equitable Investment Management, LLC (“EIM”), an affiliate of Equitable Financial, serves as administrator of the Portfolios of EQAT. As the administrator, EIM either (1) carries out its responsibilities directly or (2) through sub-contracting with third-party providers. EIM receives administrative fees for services performed in its capacity as administrator of the Portfolios of EQAT. Expenses of the Portfolios of EQAT generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.62% to a high of 1.07% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of EQAT. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

AllianceBernstein L.P. (“AllianceBernstein”) serves as an investment sub-advisor for the EQ/Common Stock Index, as well as a portion of the Multimanager Aggressive Equity. AllianceBernstein is a limited partnership which is indirectly majority-owned by Equitable Holdings, Inc.

Equitable Advisors, LLC (“Equitable Advisors”) is an affiliate of Equitable Financial and a distributor and principal underwriter of the Contracts and the Account. Equitable Advisors is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Contracts are sold by financial professionals who are registered representatives of Equitable Advisors and licensed insurance agents of Equitable Network, LLC, (“Equitable Network”) or its subsidiaries (affiliates of Equitable Financial). Equitable Advisors receives commissions and other service-related payments under its Distribution Agreement with Equitable Financial and its Networking Agreement with Equitable Network.

Equitable Financial serves as the transfer agent for EQAT.

FSA-11

SEPARATE ACCOUNT I

Notes to Financial Statements (Continued)

December 31, 2025

7.	Asset-based Charges and Contractowner Charges

The Contracts contained within this Account were last sold in 1990. The table below lists the fees currently in effect. The range presented represents the fees that are actually assessed. Actual amounts may vary or be zero depending on the Contract or the Contractowner’s account value. All charges are reflected as part of “Contractowners Transactions” in the Statement of Changes in Net Assets with the exception of Mortality & Expense Risk Charge which is reflected as “Asset-based Charges” in the Statement of Operations.

Charges	When charge is deducted	Amount deducted	How deducted

Riders	While rider is in effect, but not beyond premium paying	Amount varies depending on the specifics of the policy.	An additional benefit requires an additional premium subject to terms of the rider.

Charge for Applicable Taxes	Annually	2%	Deducted from premium

Annual Administrative Charge	Annually	Low $25 High $40	Deducted from premium

Risk Charge	Annually	Low – 4/10 of 1% of the basic annual premium High – 2% of the basic annual premium	Deducted from premium

Front-End Sales Load	Annually	Low – 5% High – 7.25%	Deducted from premium

Contract Maintenance Charges	Monthly	Charges for cost of insurance and death benefits/claims vary for the insured based on issue age, sex, underwriting class, policy duration and face amount.	Charged against the Separate Account as Contractowner transaction

Mortality & Expense Risk Charge	Daily	0.50% (annual)	Charged against the Separate Account as an expense

Equitable Financial reimburses the EQ/Common Stock Index to compensate Contractowners for their share of the Trust expenses in excess of fees for advisory services at an annual rate equivalent to 0.25% of the average daily value of the aggregate net assets of the Portfolios. For the year ended December 31, 2025, for EQ/Common Stock Index Variable Investment Option, such reimbursement from the Trust was $440,671, which is included in the “Reduction for Expense Limitations” in the Statement of Operations. In addition, Equitable Financial limits the share of the Trust expenses borne indirectly by each of the Variable Investment Options to an annual rate of 0.25% of average daily net assets of the Portfolios through re-allocation of Equitable Financial’s retention in the Variable Investment Option to the equity of the Contractowners. Such re-allocations of equity to the Contractowners of the Variable Investment Options were $2,732,639, $23,779, $8,548, $227,868, $101,096 and $267,615 for EQ/Common Stock Index, EQ/Core Plus Bond, EQ/Intermediate Government Bond, EQ/Moderate Allocation, EQ/Money Market and Multimanager Aggressive Equity, respectively. Such re-allocations of equity increase the total return of the Variable Investment Options, are reflected within the “Re-allocation for expense limitation” in the Statement of Changes in Net Assets and are not reflected in the expense ratios. Reimbursements effected as a re-allocation of equity for the year ended December 31, 2025, as a percentage of average net assets, were 0.36%, 0.68%, 0.37%, 0.82%, 0.42% and 0.71% of the EQ/Common Stock Index, EQ/Core Plus Bond, EQ/Intermediate Government Bond, EQ/Moderate Allocation, EQ/Money Market and Multimanager Aggressive Equity Variable Investment Options, respectively.

8.	Financial Highlights

The provisions of variable Contracts usually provide for the Contractowner transactions to be effected and their interests represented, based upon the number and value of accumulated units representing their interest in the Variable Investment Option. The product design for the Contracts within the Account is not on a unitized basis. The Contractowners account value is based upon the accumulated dollar amount invested in the account, not units.

FSA-12

SEPARATE ACCOUNT I

Notes to Financial Statements (Continued)

December 31, 2025

8.	Financial Highlights (Concluded)

The following table presents the Net Assets, Expense Ratio, Investment Income Ratio and Total Return, for each Variable Investment Option:

	At the year ended	For the year ended
	Net Assets (000’s)	Expense Ratio*	Investment Income Ratio**	Total Return Ratio***

EQ/Common Stock Index (Class IA)
2025	$786,514	0.44%	0.61%	16.11%
2024	$728,702	0.44%	0.76%	22.97%
2023	$630,485	0.44%	1.10%	25.04%
2022	$538,439	0.44%	0.76%	(19.55)%
2021	$721,318	0.44%	0.68%	24.83%

EQ/Core Plus Bond (Class IA)
2025	$3,390	0.50%	4.96%	10.37%****
2024	$3,045	0.50%	4.92%	(0.50)%
2023	$3,379	0.50%	2.36%	4.71%
2022	$3,425	0.50%	2.34%	(12.77)%
2021	$4,185	0.50%	1.30%	(1.39)%

EQ/Intermediate Government Bond (Class IA)
2025	$1,492	0.50%	2.26%	5.30%
2024	$1,771	0.50%	3.14%	2.28%
2023	$1,668	0.50%	2.70%	3.76%
2022	$1,834	0.50%	0.92%	(7.74)%
2021	$2,160	0.50%	0.64%	(2.23)%

EQ/Moderate Allocation (Class IA)
2025	$26,779	0.50%	2.30%	10.65%
2024	$26,895	0.50%	2.64%	8.25%
2023	$25,834	0.50%	1.89%	12.74%
2022	$25,093	0.50%	1.23%	(15.20)%
2021	$31,530	0.50%	2.57%	8.89%

EQ/Money Market (Class IA)
2025	$25,495	0.50%	3.59%	11.38%****
2024	$23,825	0.50%	4.55%	4.61%
2023	$24,121	0.50%	4.35%	4.39%
2022	$24,727	0.50%	1.11%	0.88%
2021	$26,028	0.50%	0.00%	(0.31)%

Multimanager Aggressive Equity (Class IA)
2025	$38,921	0.50%	0.22%	16.51%
2024	$36,519	0.50%	0.41%	31.14%
2023	$29,550	0.50%	0.38%	38.61%
2022	$22,878	0.50%	0.00%	(32.02)%
2021	$35,546	0.50%	0.00%	20.74%

*	This ratio represents expenses as the annual percentage of average net assets consisting of mortality and expense charges, net of Reduction for expense limitation, as applicable, for each period indicated. The expenses of the Portfolios and the reimbursement effected as a reallocation of equity have been excluded.
**	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset charges, that result in direct reductions in the unit values. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.
***	This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premiums and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
****	Upon review, Equitable Financial determined a discrepancy in the unit value, which underlying cause has been resolved. The reported unit value had a favorable impact to the policyholder and resulted to a higher total return.

FSA-13

SEPARATE ACCOUNT I

Notes to Financial Statements (Concluded)

December 31, 2025

9.	Subsequent Events

All material subsequent transactions and events have been evaluated for the period from December 31, 2025 through April 9, 2026, the date on which the financial statements were issued. Except as noted below, there were no transactions or events that require adjustment to or disclosure in the accompanying financial statements.

Equitable Financial is a wholly-owned subsidiary of Equitable Financial Services, LLC, a Delaware corporation and a wholly-owned direct subsidiary of the Equitable Holdings. On March 26, 2026, Equitable Holdings, Inc., a Delaware corporation (“Equitable”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Equitable, Corebridge Financial, Inc., a Delaware corporation (“Corebridge”), Mountain Holding, Inc., a newly formed Delaware corporation and wholly-owned subsidiary of Corebridge (“HoldCo”), Marcy Holding, Inc., a newly formed Delaware corporation and a wholly-owned subsidiary of HoldCo (“Equitable Merger Sub”), and Palisade Holding, Inc., a newly formed Delaware corporation and a wholly-owned subsidiary of HoldCo (“Corebridge Merger Sub”).

Equitable and Corebridge have agreed, subject to the terms and conditions of the Merger Agreement, to effect an all stock merger transaction to combine their respective businesses by: (a) Corebridge Merger Sub merging with and into Corebridge, with Corebridge surviving such merger as a wholly-owned subsidiary of HoldCo (the “Corebridge Merger”), (b) immediately following the consummation of the Corebridge Merger, Equitable Merger Sub merging with and into Equitable, with Equitable surviving such merger as a wholly-owned subsidiary of HoldCo (the “Equitable Merger” and, together with the Corebridge Merger, the “Mergers”), and (c) as of the closing of the Mergers (the “Closing”), changing the name of HoldCo to “Equitable Holdings, Inc.”.

The Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement have been unanimously approved by the boards of directors of both companies. The transaction is expected to close by year-end of 2026, subject to customary closing conditions, including the receipt of required regulatory approvals and approval of shareholders of both Corebridge and Equitable.

FSA-14